EXHIBIT 10.3(b)


                 Material Terms Of Advertising Insertion Orders


     During 1999, First Entertainment Holding Corp. (the "Company") entered into separate agreements entitled "Advertising Insertion Order" with Yahoo, Inc. ("Yahoo"). The Form of these Insertion Orders has is filed as Exhibit 10.3(a). Pursuant to each Advertising Insertion Order, Yahoo agreed to place advertisements promoting the Company's web site into other web sites controlled by Yahoo. Yahoo also agreed to include similar advertisements in e-mail messages sent by Yahoo to its subscriber database.

     Following is a description of the material terms of the Advertising Insertion Orders, which covered two separate periods during 1999:

        Period                                Terms

  May 1999                         * Total price paid by the Company:  $36,300
                                   * Web site impressions:  3,000,000

  November 15 - December 31, 1999  * Total price paid by the Company:  $100,000
                                   * Web site impressions: 7,500,000
                                   * E-mail advertisements:  2,500,000